UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2020

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Northern Oil and Gas, Inc. (the “Company”) held on June 12, 2020, the stockholders voted on the following proposals. Each proposal is described in detail in the definitive proxy statement relating to the Annual Meeting.

Proposal One - Election of Directors
The following directors were elected based on the votes listed below:

Director Nominee	For	Withheld	Broker Non-Votes
Bahram Akradi	276,790,756	1,117,411	86,494,072
Lisa Bromiley	276,452,340	1,455,827	86,494,072
Roy Easley	277,119,148	789,019	86,494,072
Michael Frantz	276,340,290	1,567,877	86,494,072
Robert Grabb	263,798,919	14,109,248	86,494,072
Jack King	263,579,577	14,328,590	86,494,072
Stuart Lasher	277,074,138	834,029	86,494,072
Michael Popejoy	276,558,471	1,349,696	86,494,072

Proposal Two - Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 based on the votes listed below:

For	Against	Abstain
362,918,574	1,025,712	457,953

Proposal Three - Nonbinding Advisory Vote to Approve the Compensation of the Named Executive Officers
The stockholders approved, on an advisory basis, the compensation of the Company’s executive officers as disclosed in the definitive proxy statement relating to the Annual Meeting, based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
266,623,683	10,363,297	921,187	86,494,072
The above proposals submitted to vote of security holders at the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2020	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary